UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2025

Talkspace, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 284-7206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase common stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Talkspace, Inc. (the "Company") prepared an investor presentation containing certain information and financial highlights, which representatives of the Company intend to present at the 43rd Annual J.P. Morgan Healthcare Conference on January 15, 2025. A copy of the investor presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the investor presentation is also available on the Investor Relations section of the Company’s web site at https://investors.talkspace.com/. The information contained in the investor presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the investor presentation, although it may do so from time to time as its management believes is warranted or as may be required by law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

To supplement its financial statements presented in accordance with GAAP, the Company used, in its investor presentation, certain non-GAAP measures of financial performance. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s financial performance.

* * * * *

The information furnished in, contained, or incorporated by reference into Item 7.01 above, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Investor Presentation dated January 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talkspace, Inc.

Date:	January 15, 2025	By:	/s/ Ian Harris
Ian Harris Chief Financial Officer